EXHIBIT 99.1

! EQUITYONE2003_4TERM.CDI #CMOVER_3.0B ASSET_BACKED_HOMEEQUITY ! MAX_CF_VECTSIZE 550
!
!! Created by Intex Deal Maker v3.5.273  ,  subroutines 3.0f3
!!   10/15/2003   8:50 AM
!
DEAL_COMMENT _
"The tables and other statistical analyses (the 'Hypothetical Performance Data') that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom CSFB LLC provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by CSFB LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by CSFB LLC or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by CSFB LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither CSFB LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data. ; _
; _
Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be give as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions of future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. ; _
; _
Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes o losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, amount other things, differences between
(a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Ata are subject to change prior to issuance. You should contact the CSFB LLC Trading Desk at (212-325-8549) to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither CSFB LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or payments or yield on the securities.; _
; _
Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance. ; _
; _
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus supplement may be obtained by contacting the CSFB LLC Trading Desk at (212-325-8549).; _
; _
The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual secretes preliminarily described by this computer model.; _
; _
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. ; _
; _
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.'" !
!
!  Modeled in the Intex CMO Modeling Language, (NTCE3104)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2 3
!
  DEFINE PREPAY PPC GROUP 1 RAMP 2.200 4.400 6.600 8.800 11.000 13.200 15.400
17.600 19.800 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000 22.000
22.000
!
  DEFINE PREPAY PPC GROUP 2 RAMP 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28
!
  DEFINE PREPAY PPC GROUP 3 RAMP 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28 28
28 28 28 28 28 28 28
!
!
  DEFINE CONSTANT #OrigCollBal = 1002116603.27
  DEFINE CONSTANT #OrigCollBal1 = 647859837.73
  DEFINE CONSTANT #OrigCollBal2 = 300000305.47
  DEFINE CONSTANT #OrigCollBal3 = 54256460.07
!
  DEFINE CONSTANT #OrigBondBal = 1002116000.00
  DEFINE CONSTANT #OrigBondBal1 = 647859837.73
  DEFINE CONSTANT #OrigBondBal2 = 300000305.47
  DEFINE CONSTANT #OrigBondBal3 = 54256460.07
!
  DEFINE CONSTANT #SpecSenEnhPct = 38.7%
  DEFINE CONSTANT #SNRTargPct = 61.30%
  DEFINE CONSTANT #MM1TargPct = 74.30%
  DEFINE CONSTANT #MM2TargPct = 83.80%
  DEFINE CONSTANT #MM3TargPct = 86.80%
  DEFINE CONSTANT #MM4TargPct = 89.30%
  DEFINE CONSTANT #BM1TargPct = 91.30%
  DEFINE CONSTANT #BM2TargPct = 93.30%
  DEFINE #BondBal                        = 1002116000.00
!
       FULL_DEALNAME:    EquityOne2003-4Term
!
       DEAL SIZE:        $ 1002116000.00
       PRICING SPEED:    GROUP 1 PPC 100%
       PRICING SPEED:    GROUP 2 PPC 100%
       PRICING SPEED:    GROUP 3 PPC 100%
!      ISSUE DATE:       20031001
       SETTLEMENT DATE:  20031031
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031001 _
       DEAL_FIRSTPAY_DATE         20031125
!
!
 DEFINE TABLE "CapNotional" (35, 2) = "CURDATE" "Balance"
      20031125.1     300,000,305.47
      20031225.1     291,667,236.12
      20040125.1     283,564,088.05
      20040225.1     275,684,549.13
      20040325.1     268,022,479.81
      20040425.1     260,571,908.55
      20040525.1     253,327,027.09
      20040625.1     246,282,186.12
      20040725.1     239,334,526.38
      20040825.1     232,676,130.67
      20040925.1     226,201,663.75
      20041025.1     219,906,071.72
      20041125.1     213,752,962.73
      20041225.1     207,801,383.91
      20050125.1     202,014,308.95
      20050225.1     196,387,215.61
      20050325.1     190,915,705.49
      20050425.1     181,363,642.45
      20050525.1     176,308,503.89
      20050625.1     171,393,202.06
      20050725.1     166,613,890.53
      20050825.1     9,410,765.03
      20050925.1     9,147,940.35
      20051025.1     8,892,397.60
      20051125.1     8,643,936.20
      20051225.1     8,402,361.12
      20060125.1     8,167,482.61
      20060225.1     7,939,116.20
      20060325.1     7,717,082.42
      20060425.1     4,998,162.50
      20060525.1     4,804,502.67
      20060625.1     4,669,961.64
      20060725.1     4,539,156.20
      20060825.1     0.00
      20060925.1     0.00
!
  DEFINE DYNAMIC #CapBal = LOOKUP_TBL( "STEP", Curdate, "CapNotional", "CURDATE", "Balance" )
!
  DEFINE DYNAMIC #CapBalEnd = LOOKUP_TBL( "STEP", Curdate + 30, "CapNotional", "CURDATE", "Balance" )
!
!
 DEFINE TABLE "Cap2Notional" (35, 2) = "CURDATE" "Balance"
      20031125.1     54,256,460.07
      20031225.1     52,749,374.83
      20040125.1     51,283,872.91
      20040225.1     49,858,812.68
      20040325.1     48,473,083.74
      20040425.1     47,125,606.04
      20040525.1     45,815,329.07
      20040625.1     44,541,231.13
      20040725.1     43,302,318.39
      20040825.1     42,097,624.22
      20040925.1     40,926,208.50
      20041025.1     39,787,156.78
      20041125.1     38,679,579.67
      20041225.1     37,602,612.11
      20050125.1     36,555,412.70
      20050225.1     35,537,163.13
      20050325.1     34,547,067.43
      20050425.1     33,584,351.48
      20050525.1     32,358,622.23
      20050625.1     31,005,114.29
      20050725.1     30,140,547.25
      20050825.1     10,711,571.90
      20050925.1     3,121,717.10
      20051025.1     3,034,509.94
      20051125.1     2,949,719.60
      20051225.1     2,867,279.48
      20060125.1     2,787,124.82
      20060225.1     2,709,192.66
      20060325.1     2,633,421.75
      20060425.1     1,691,697.91
      20060525.1     1,644,229.15
      20060625.1     1,598,080.86
      20060725.1     1,553,216.57
      20060825.1     0
      20060925.1     0
!
  DEFINE DYNAMIC #CapBal2 = LOOKUP_TBL( "STEP", Curdate, "Cap2Notional", "CURDATE", "Balance" )
!
  DEFINE DYNAMIC #CapBal2End = LOOKUP_TBL( "STEP", Curdate + 30, "Cap2Notional", "CURDATE", "Balance" )
!
!
  DEFINE #FloorCollat        = 0.50% * #OrigCollBal
  DEFINE #ReqPerc            = 0
  DEFINE #TrigEnhFrac        = 0
  DEFINE #CumLossShft        = 0
  DEFINE #TrigCumLossFrac    = 0
  DEFINE #SDReqPerc          = 0
  DEFINE #SDTrigEnhFrac      = 0
  DEFINE #SDCumLossShft      = 0
  DEFINE #SDTrigCumLossFrac  = 0
  DEFINE #SpecOCTarg         = 3.35% * #OrigCollBal
ifndef #cmover_3.0d _
  DEFINE #OC                 = 603.27
!
ifdef #cmover_3.0d _
  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 603.27
!
  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 3.35% *
#OrigCollBal
  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH  CONSTANT #StepDownDate  = 37
  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   CONSTANT #StepOCFrac    = 0.067
  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0
  DEFINE STANDARDIZE OCT_FLOOR           CONSTANT #FloorOCTarg   = #FloorCollat
  DEFINE STANDARDIZE OCT_VAL             DYNAMIC  #Octval        = #SpecOCTarg
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON", 1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON", 2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON", 3) ) / COLL_PREV_BAL(3) * 1200
!
  DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE , MONTHS_ADD(CURDATE,-1))
!
!
  DEFINE TABLE "OC_SDCUMLOSS0" (4, 2) = "MONTH" "OC_SDCUMLOSS_FRAC0"
      48.1   0.035
      60.1   0.0425
      72.1   0.0475
      360.1   0.0525
!
  DEFINE TABLE "OC_CUMLOSS0" (4, 2) = "MONTH" "OC_CUMLOSS_FRAC0"
      48.1   0.035
      60.1   0.0425
      72.1   0.0475
      360.1   0.0525
!
  DEFINE TABLE "NASAF" (6, 2) = "MONTH" "NAS_FRACAF"
      36.1   0%
      60.1   45%
      72.1   80%
      84.1   100%
      108.1   300%
      360.1   9999999%
!
!
TOLERANCE WRITEDOWN_0LOSS 9999999999999.00
TOLERANCE INTEREST        9999999999999.00
!
DEFINE CONSTANT #StepOC_Temp_Frac    = 0.1070
!
DEFINE CONSTANT #B_ORIGBAL          =   20041000.00
!
DEFINE DYNAMIC #GR1_CAP = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
!
DEFINE DYNAMIC #GR_CAP = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
DEFINE DYNAMIC #B_CAP  =  MIN ( #GR1_CAP, #GR_CAP )
!
  INITIAL INDEX    LIBOR_1MO          1.12
  INITIAL INDEX    LIBOR_6MO          1.18
!
DEFINE TRANCHE "CAP_IN", "CAP_IN2", "AF6", "AF1", "AF2", "AF3", "AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2", "M-3", "M-4", "B-1", "B-2"
!
!
Tranche "CAP_IN" PSEUDO HEDGE
   Block $ 300,000,305.47 at 0.00 FLOAT NOTIONAL WITH FORMULA BEGIN ( #CapBal ); END ( #CapBalEnd ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20031031  Next 20031125
     1 * LIBOR_1MO + (-1.62)
     0     999
!
Tranche "CAP_IN2" PSEUDO HEDGE
   Block $ 54,256,460.07 at 0.00 FLOAT NOTIONAL WITH FORMULA BEGIN ( #CapBal2 ); END ( #CapBal2End ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE FREQ M _
          Delay 0  Dated 20031031  Next 20031125
     1 * LIBOR_1MO + (-1.62)
     0     999
!
Tranche "AF6" SEN_NAS_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 48752000.00 at 4.616 GROUP 1  FREQ M FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 5.116 ELSE 4.616 )
    0    999
!
Tranche "AF1" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 235000000.00 at 1.27 GROUP 1  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1)
* 1200   ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031031  Next 20031125
     1 * LIBOR_1MO + 0.15
     0     14
!
Tranche "AF2" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 51000000.00 at 2.642 GROUP 1  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
!
Tranche "AF3" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 103000000.00 at 3.301 GROUP 1  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
!
Tranche "AF4" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 31000000.00 at 4.514 GROUP 1  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
!
Tranche "AF5" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 18770000.00 at 5.54 GROUP 1  FREQ M FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 6.04 ELSE 5.54 )
    0    999
!
Tranche "AV-1" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 300000000.00 at 1.44 GROUP 2  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2)
* 1200   ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031031  Next 20031125
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
0.64 ELSE 0.32 ))
     0     14
!
Tranche "AV-2" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 54256000.00 at 1.46 GROUP 3  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3)
* 1200   ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031031  Next 20031125
     (1 * LIBOR_1MO + ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN
0.68 ELSE 0.34 ))
     0     14
!
Tranche "M-1" MEZ_FIX_CAP ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 65138000.00 at 5.143  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 5.643 ELSE 5.143 )
    0    999
!
Tranche "M-2" MEZ_FIX_CAP ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 47601000.00 at 5.734  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 6.234 ELSE 5.734 )
    0    999
!
Tranche "M-3" MEZ_FIX_CAP ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 15032000.00 at 6.08  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 6.58 ELSE 6.08 )
    0    999
!
Tranche "M-4" JUN_FIX_CAP ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 12526000.00 at 6.4  FREQ M FLOAT _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031001  Next 20031125
    ( IF ((COLL_BAL("LAGMON_1") / #OrigCollBal) < 10%) THEN 6.9 ELSE 6.4 )
    0    999
!
Tranche "B-1" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 10021000.00 at 3.87  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( MIN( ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1), ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL )   * 1200   ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031031  Next 20031125
     1 * LIBOR_1MO + 2.75
     0     14
!
Tranche "B-2" JUN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 10020000.00 at 6.12  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( MIN( ( COLL_I_MISC("COUPON",1) ) /
COLL_PREV_BAL(1), ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL )   * 1200   ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20031031  Next 20031125
     1 * LIBOR_1MO + 5
     0     14
!
Tranche "R" JUN_RES
   Block 1002116603.27 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20031001  Next 20031125
!
Tranche "ALL-IN" PSEUDO
   Block    USE PCT 100.0 100.0 of M-1#1
   Block    USE PCT 100.0 100.0 of M-2#1
   Block    USE PCT 100.0 100.0 of M-3#1
   Block    USE PCT 100.0 100.0 of M-4#1
   Block    USE PCT 100.0 100.0 of B-1#1
   Block    USE PCT 100.0 100.0 of B-2#1
   Block    USE PCT 100.0 100.0 of AV-1#1
   Block    USE PCT 100.0 100.0 of AV-2#1
   Block    USE PCT 100.0 100.0 of AF6#1
   Block    USE PCT 100.0 100.0 of AF1#1
   Block    USE PCT 100.0 100.0 of AF2#1
   Block    USE PCT 100.0 100.0 of AF3#1
   Block    USE PCT 100.0 100.0 of AF4#1
   Block    USE PCT 100.0 100.0 of AF5#1
!
Tranche "FLOW1" PSEUDO
   Block    USE PCT 100.0 100.0 of M-1#1
   Block    USE PCT 100.0 100.0 of M-2#1
   Block    USE PCT 100.0 100.0 of M-3#1
   Block    USE PCT 100.0 100.0 of M-4#1
   Block    USE PCT 100.0 100.0 of B-1#1
   Block    USE PCT 100.0 100.0 of B-2#1
   Block    USE PCT 100.0 100.0 of AV-2#1
   Block    USE PCT 100.0 100.0 of AF6#1
   Block    USE PCT 100.0 100.0 of AF1#1
   Block    USE PCT 100.0 100.0 of AF2#1
   Block    USE PCT 100.0 100.0 of AF3#1
   Block    USE PCT 100.0 100.0 of AF4#1
   Block    USE PCT 100.0 100.0 of AF5#1
!
Tranche "FLOW2" PSEUDO
   Block    USE PCT 100.0 100.0 of M-1#1
   Block    USE PCT 100.0 100.0 of M-2#1
   Block    USE PCT 100.0 100.0 of M-3#1
   Block    USE PCT 100.0 100.0 of M-4#1
   Block    USE PCT 100.0 100.0 of B-1#1
   Block    USE PCT 100.0 100.0 of B-2#1
   Block    USE PCT 100.0 100.0 of AV-1#1
   Block    USE PCT 100.0 100.0 of AF6#1
   Block    USE PCT 100.0 100.0 of AF1#1
   Block    USE PCT 100.0 100.0 of AF2#1
   Block    USE PCT 100.0 100.0 of AF3#1
   Block    USE PCT 100.0 100.0 of AF4#1
   Block    USE PCT 100.0 100.0 of AF5#1
!
Tranche "FLOW3" PSEUDO
   Block    USE PCT 100.0 100.0 of M-1#1
   Block    USE PCT 100.0 100.0 of M-2#1
   Block    USE PCT 100.0 100.0 of M-3#1
   Block    USE PCT 100.0 100.0 of M-4#1
   Block    USE PCT 100.0 100.0 of B-1#1
   Block    USE PCT 100.0 100.0 of B-2#1
   Block    USE PCT 100.0 100.0 of AF6#1
   Block    USE PCT 100.0 100.0 of AF1#1
   Block    USE PCT 100.0 100.0 of AF2#1
   Block    USE PCT 100.0 100.0 of AF3#1
   Block    USE PCT 100.0 100.0 of AF4#1
   Block    USE PCT 100.0 100.0 of AF5#1
!
Tranche "AF-ALLIN" PSEUDO
   Block    USE PCT 100.0 100.0 of AF6#1
   Block    USE PCT 100.0 100.0 of AF1#1
   Block    USE PCT 100.0 100.0 of AF2#1
   Block    USE PCT 100.0 100.0 of AF3#1
   Block    USE PCT 100.0 100.0 of AF4#1
   Block    USE PCT 100.0 100.0 of AF5#1
!
  Tranche "#OC"             SYMVAR
  Tranche "#SpecOCTarg"     SYMVAR
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20031001 Next 20031125 Settle 20031031
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031001 Next 20031125 Settle 20031031
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031001 Next 20031125 Settle 20031031
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20031001 Next 20031125 Settle 20031031
!
  HEDGE "Cap" _
                     TYPE  CAP _
                     LEG   "FLT"     DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN"
!
  HEDGE "Cap2" _
                     TYPE  CAP _
                     LEG   "FLT"     DEAL_RECEIVES   OPTIMAL_INTPMT  "CAP_IN2"
!

  CLASS "AF6"       NO_BUILD_TRANCHE _
                    = "AF6"
  CLASS "AF1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AF1"
  CLASS "AF2"       NO_BUILD_TRANCHE _
                    = "AF2"
  CLASS "AF3"       NO_BUILD_TRANCHE _
                    = "AF3"
  CLASS "AF4"       NO_BUILD_TRANCHE _
                    = "AF4"
  CLASS "AF5"       NO_BUILD_TRANCHE _
                    = "AF5"
  CLASS "AV-1"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AV-1"
  CLASS "AV-2"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "AV-2"
  CLASS "M-1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-1"
  CLASS "M-2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-2"
  CLASS "M-3"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-3"
  CLASS "M-4"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M-4"
  CLASS "B-1"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B-1"
  CLASS "B-2"       NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "B-2"
  CLASS "RESID"    NO_BUILD_TRANCHE _
                    = "R#1"
  CLASS "AFNN" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "AF1" "AF2" "AF3" "AF4" "AF5"
  CLASS "AF" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "AF6" "AFNN"
  CLASS "SNR" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "AF" "AV-1" "AV-2"
!
!
  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                   = "SNR" "M-1" "M-2" "M-3" "M-4" "B-1" "B-2"  "RESID"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20031001  Next
20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "AF"           Delay 24  Dated 20031001  Next
20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "AFNN"         Delay 24  Dated 20031001  Next
20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
TRIGGER "StepUp-CumLoss" _
        FULL_NAME   "Step Up Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigCumLossFrac); _
        ORIG_TARGETVAL  3.50% _
        TARGETVAL       (#CumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "StepUp-DlqEnh" _
        FULL_NAME   "Step Up Enhancement Delinquency Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigEnhFrac); _
        ORIG_TARGETVAL  15.9999946859278% _
        TARGETVAL       (#ReqPerc); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPUP_TRIGGER" _
        FULL_NAME   "Step Up Trigger" _
        DEFINITION "A Step Up Trigger exists, if_
;(1) a percentage calculated as the quotient of the amount of cumulative_
 realized losses divided by the original collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            48           3.50%;  _
                            60           4.25%;  _
                            72           4.75%;  _
                            360          5.25%;  _
_
 or;(2) the aggregate principal balance of all delinquent loans * 2.4390_
 as a percentage of the respective collateral balance exceeds :_
 1 * the quotient of (A) the aggregate principal balance of all_
 mortgage loans minus the balance of the most senior class_
 outstanding and (B) the principal balance of all loans."_
        IMPACT     "If a Step Up Trigger is in effect the OC target will change to_
 the last value before the trigger occurred if a stepdown has not occurred,_
 or 100% of the balance when the trigger first occurred if a stepdown has occurred." _
        TRIGVAL FORMULA ( min(TRIGGER("StepUp-CumLoss","TRIGVAL"), TRIGGER("StepUp-DlqEnh","TRIGVAL")));
!
TRIGGER "StepDown-DlqEnh" _
        FULL_NAME   "Step Down Enhancement Delinquency Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #SDTrigEnhFrac); _
        ORIG_TARGETVAL  15.9999946859278% _
        TARGETVAL       (#SDReqPerc); _
        TRIGVAL          LODIFF
!
TRIGGER "StepDown-CumLoss" _
        FULL_NAME   "Step Down Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #SDTrigCumLossFrac); _
        ORIG_TARGETVAL  3.50% _
        TARGETVAL       (#SDCumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPDOWN_TRIGGER" _
        FULL_NAME   "Step Down Trigger" _
        DEFINITION "A Step Down Trigger exists, if_
;(1) the aggregate principal balance of all delinquent loans * 2.4390_
 as a percentage of the respective collateral balance exceeds :_
 1 * the quotient of (A) the aggregate principal balance of all_
 mortgage loans minus the balance of the most senior class_
 outstanding and (B) the principal balance of all loans._
 or;(2) a percentage calculated as the quotient of the amount of cumulative_ realized losses divided by the collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            48           3.50%;  _
                            60           4.25%;  _
                            72           4.75%;  _
                            360          5.25%;  _
"_
        IMPACT     "If a Step Down Trigger is in effect the OC target CANNOT
stepdown to_
 6.70% of the current balance of the collateral."  _
        TRIGVAL FORMULA ( min(TRIGGER("StepDown-DlqEnh","TRIGVAL"), TRIGGER("StepDown-CumLoss","TRIGVAL")));
!
  OPTIONAL REDEMPTION:    "CLEANUP" _
                          COLL_FRAC 10% _
                          PRICE_P ( COLL_BAL );
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
  AF6           RATING SP "AAA"
  AF1           RATING SP "AAA"
  AF2           RATING SP "AAA"
  AF3           RATING SP "AAA"
  AF4           RATING SP "AAA"
  AF5           RATING SP "AAA"
  AV-1          RATING SP "AAA"
  AV-2          RATING SP "AAA"
  M-1           RATING SP "AA"
  M-2           RATING SP "A"
  M-3           RATING SP "A-"
  M-4           RATING SP "BBB+"
  B-1           RATING SP "BBB"
  B-2           RATING SP "BBB-"
  R             RATING MD "NA"
  ALL-IN        RATING MD "NA"
  FLOW1         RATING MD "NA"
  FLOW2         RATING MD "NA"
  FLOW3         RATING MD "NA"
  AF-ALLIN      RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
   calculate : #HedgePaySave = 0.00
------------------------------------
   calculate :  #PrincFrac1          = COLL_P(1) / COLL_P
   calculate :  #PrincFrac2          = COLL_P(2) / COLL_P
   calculate :  #PrincFrac3          = COLL_P(3) / COLL_P
!
   calculate :  #XtraPFrac1          = COLL_P(1) / COLL_P
   calculate :  #XtraPFrac2          = COLL_P(2) / COLL_P
   calculate :  #XtraPFrac3          = COLL_P(3) / COLL_P
!
   calculate :  #Princ               = COLL_P
!
   calculate :  #Interest            = COLL_I
!
   calculate :  #PrevSpecOC          = #SpecOCTarg
!
   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("AF6#1",
"AF1#1", "AF2#1", "AF3#1", "AF4#1", "AF5#1", "AV-1#1", "AV-2#1", "M-1#1", "M-
2#1", "M-3#1", "M-4#1", "B-1#1", "B-2#1") - #Princ))
!
   calculate :  #XSSpread            = MAX( 0, #Interest -
OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + COUPONCAP_SHORTFALL("ROOT") )
!
   calculate :  #FloorOCTotal        = #FloorOCTarg
!
!!   calculate :  #StepOCTarg          = COLL_BAL * #StepOCFrac
  calculate :  #StepOCTarg          = COLL_BAL * #StepOC_Temp_Frac - (BBAL ("B-
2") + BBAL ("B-1"))
!
   calculate :  #StepDownDatePass    = CURMONTH GE #StepDownDate
!
!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********
!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT
  calculate : #InitOCTarg_Temp      =   IF ((BBAL ("B-2") + BBAL ("B-1")) GT 1
) _
                                                              THEN ((3.35% *
#OrigCollBal)+ ( #B_ORIGBAL - (BBAL ("B-2") + BBAL ("B-1"))))_
                                                               ELSE (3.35% *
#OrigCollBal + #B_ORIGBAL )
!!   calculate :  #SpecOCTarg          = MAX( MIN( #InitOCTarg, #StepOCTarg ) ,
#FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
!!   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg,
COLL_P)
  calculate :  #OCSurplus           = IF ((BBAL ("B-2") + BBAL ("B-1")) GT 1)_
                                                             THEN 0 _
                                                             ELSE ( MINMAX(0,
#CurrentOC - #SpecOCTarg, COLL_P))
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
   calculate :  #XSIntRem            = MAX( 0, #Interest -
OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus + COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - #Princ ) -
COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #ClassSNRPDA         = BBAL("AF6", "AF1", "AF2", "AF3", "AF4",
"AF5", "AV-1", "AV-2") _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#SNRTargPct * COLL_BAL)
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("AF6", "AF1", "AF2",
"AF3", "AF4", "AF5", "AV-1", "AV-2"), #ClassSNRPDA ))
   calculate :  #ClassSNRPDA         = MAX( 0, MIN( #ClassSNRPDA, #DistribAmt )
)
!
!
!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********
!
   calculate :  #SenEnhancePct       = (COLL_BAL - (BBAL("SNR") - #ClassSNRPDA
)) / COLL_BAL
!
   calculate :  #StepDownBal         = (#SenEnhancePct - #SpecSenEnhPct) + 1E-8
GE 0.00
!
   calculate :  #SDMostSenior        = IF BBAL("SNR") THEN BBAL("SNR") ELSE _
                                     IF BBAL("M-1") THEN BBAL("M-1") ELSE _
                                     IF BBAL("M-2") THEN BBAL("M-2") ELSE _
                                     IF BBAL("M-3") THEN BBAL("M-3") ELSE _
                                     IF BBAL("M-4") THEN BBAL("M-4") ELSE _
                                     IF BBAL("B-1") THEN BBAL("B-1") ELSE _
                                     BBAL("B-2")
!
   calculate :  #SDReqPerc           = 1 * MAX( 0, COLL_BAL - #SDMostSenior ) /
COLL_PREV_BAL
!
   calculate :  #SDTrigEnhFrac       = 2.4390 * AVG_COLL("RATE",-1,2,1)
!
   calculate :  #SDCumLossShft       = LOOKUP_TBL( "STEP", CURMONTH ,
"OC_SDCUMLOSS0", "MONTH", "OC_SDCUMLOSS_FRAC0" )
   calculate :  #SDTrigCumLossFrac   = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #SDTrigEvent         = TRIGGER("STEPDOWN_TRIGGER")
!
   calculate :  #StepDown            = #StepDown OR ( BBAL("SNR") LT 0.01 ) OR
(( #StepDownDatePass AND #StepDownBal )  AND NOT #SDTrigEvent )
!
   calculate :  #MostSenior          = IF BBAL("SNR") THEN BBAL("SNR") ELSE _
                                     IF BBAL("M-1") THEN BBAL("M-1") ELSE _
                                     IF BBAL("M-2") THEN BBAL("M-2") ELSE _
                                     IF BBAL("M-3") THEN BBAL("M-3") ELSE _
                                     IF BBAL("M-4") THEN BBAL("M-4") ELSE _
                                     IF BBAL("B-1") THEN BBAL("B-1") ELSE _
                                     BBAL("B-2")
!
   calculate :  #ReqPerc             = 1 * MAX( 0, COLL_BAL - #MostSenior ) /
COLL_PREV_BAL
!
   calculate :  #TrigEnhFrac         = 2.4390 * AVG_COLL("RATE",-1,2,1)
!
   calculate :  #CumLossShft         = LOOKUP_TBL( "STEP",  CURMONTH     ,
"OC_CUMLOSS0", "MONTH", "OC_CUMLOSS_FRAC0" )
   calculate :  #TrigCumLossFrac     = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigEvent           = TRIGGER("STEPUP_TRIGGER")
!
   calculate :  #TrigOCTargPre       = #PrevSpecOC
!
   calculate :  #TrigOCTargPost      = #PrevSpecOC
!
   calculate :  #SpecOCTarg          = IF #StepDown _
                                     THEN IF #TrigEvent _
                                          THEN MAX( MIN( #InitOCTarg_Temp,
#StepOCTarg ) , #TrigOCTargPost, #FloorOCTotal ) _
                                          ELSE MAX( MIN( #InitOCTarg_Temp,
#StepOCTarg ) , #FloorOCTotal )  _
                                     ELSE IF #TrigEvent _
                                          THEN MAX( #InitOCTarg_Temp,
#TrigOCTargPre, #FloorOCTotal ) _
                                          ELSE MAX( #InitOCTarg_Temp,
#FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
!!   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg,
COLL_P)
calculate :  #OCSurplus           = IF ((BBAL ("B-2") + BBAL ("B-1")) GT 1)_
                                                             THEN 0 _
                                                             ELSE ( MINMAX(0,
#CurrentOC - #SpecOCTarg, COLL_P))
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #NasShiftAF          = LOOKUP_TBL( "STEP", CURMONTH , "NASAF",
"MONTH", "NAS_FRACAF" )
!
   calculate :  #NasFracAF           = BBAL("AF6")/ BBAL("AF6", "AFNN")
!
   calculate :  #XSIntRem            = MAX( 0, #Interest -
OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus + COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - #Princ ) -
COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #ClassSNRPDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2") _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#SNRTargPct * COLL_BAL)
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("AF6", "AF1", "AF2",
"AF3", "AF4", "AF5", "AV-1", "AV-2"), #ClassSNRPDA ))
   calculate :  #ClassSNRPDA         = MAX( 0, MIN( #ClassSNRPDA, #DistribAmt )
)
!
!
   calculate :  #ClassMM1PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1") - #ClassSNRPDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#MM1TargPct * COLL_BAL)
   calculate :  #ClassMM1PDA         = MAX( 0.0, MIN(BBAL("M-1"), #ClassMM1PDA
))
   calculate :  #ClassMM1PDA         = MAX( 0, MIN( #ClassMM1PDA, #DistribAmt -
#ClassSNRPDA ) )
!
!
   calculate :  #ClassMM2PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2") - #ClassSNRPDA - #ClassMM1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#MM2TargPct * COLL_BAL)
   calculate :  #ClassMM2PDA         = MAX( 0.0, MIN(BBAL("M-2"), #ClassMM2PDA
))
   calculate :  #ClassMM2PDA         = MAX( 0, MIN( #ClassMM2PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA ) )
!
!
   calculate :  #ClassMM3PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2", "M-3") - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#MM3TargPct * COLL_BAL)
   calculate :  #ClassMM3PDA         = MAX( 0.0, MIN(BBAL("M-3"), #ClassMM3PDA
))
   calculate :  #ClassMM3PDA         = MAX( 0, MIN( #ClassMM3PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA ) )
!
!
   calculate :  #ClassMM4PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2", "M-3", "M-4") - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#MM4TargPct * COLL_BAL)
   calculate :  #ClassMM4PDA         = MAX( 0.0, MIN(BBAL("M-4"), #ClassMM4PDA
))
   calculate :  #ClassMM4PDA         = MAX( 0, MIN( #ClassMM4PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA ) )
!
!
   calculate :  #ClassBM1PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2", "M-3", "M-4", "B-1") - #ClassSNRPDA
- #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#BM1TargPct * COLL_BAL)
   calculate :  #ClassBM1PDA         = MAX( 0.0, MIN(BBAL("B-1"), #ClassBM1PDA
))
   calculate :  #ClassBM1PDA         = MAX( 0, MIN( #ClassBM1PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA ) )
!
!
   calculate :  #ClassBM2PDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA -
#ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA - #ClassBM1PDA _
                                        ELSE BBAL("AF6", "AF1", "AF2", "AF3",
"AF4", "AF5", "AV-1", "AV-2", "M-1", "M-2", "M-3", "M-4", "B-1", "B-2") -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA - #ClassBM1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal,
#BM2TargPct * COLL_BAL)
   calculate :  #ClassBM2PDA         = MAX( 0.0, MIN(BBAL("B-2"), #ClassBM2PDA
))
   calculate :  #ClassBM2PDA         = MAX( 0, MIN( #ClassBM2PDA, #DistribAmt -
#ClassSNRPDA - #ClassMM1PDA - #ClassMM2PDA - #ClassMM3PDA - #ClassMM4PDA - #ClassBM1PDA ) )
!
!
  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassSNRPDA
!
  calculate :  "M-1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMM1PDA
!
  calculate :  "M-2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMM2PDA
!
  calculate :  "M-3" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMM3PDA
!
  calculate :  "M-4" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMM4PDA
!
  calculate :  "B-1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassBM1PDA
!
  calculate :  "B-2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassBM2PDA
!
------------------------------------
   calculate :  #SeniorPrinc         = #PrincPmt / #DistribAmt * #ClassSNRPDA
   calculate :  #SeniorXtraP         = #ClassSNRPDA - #SeniorPrinc
!
   calculate :  #SeniorPDA1          = MIN( BBAL("AF"), (#SeniorPrinc *
#PrincFrac1) + (#SeniorXtraP * #XtraPFrac1))
   calculate :  #SeniorPDA2          = MIN( BBAL("AV-1"), (#SeniorPrinc *
#PrincFrac2) + (#SeniorXtraP * #XtraPFrac2))
   calculate :  #SeniorPDA3          = MIN( BBAL("AV-2"), (#SeniorPrinc *
#PrincFrac3) + (#SeniorXtraP * #XtraPFrac3))
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "AF"; "AV-1"; "AV-2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AF"; "AV-1"; "AV-2" )
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA1, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AF" )
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA2, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AV-1" )
------------------------------------
        from :  SUBACCOUNT ( #SeniorPDA3, CLASS "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AV-2" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "AF"; "AV-1"; "AV-2" )
------------------------------------
!
        from :  CLASS ( "AF" )
         pay :  CLASS INTEREST PRO_RATA  ( "AF6"; "AFNN" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AF6"; "AFNN" )
------------------------------------
   calculate :  #NasCeilAF = MIN ( BBAL("AF6"), CASH_ACCOUNT("AF"), #NasFracAF
* #NasShiftAF * CASH_ACCOUNT("AF") )
   calculate :  #NasCeilAF = MIN( #NasCeilAF, 1 * CASH_ACCOUNT("AF") )
------------------------------------
  subject to :  CEILING ( #NasCeilAF )
        from :  CLASS ( "AF" )
         pay :  CLASS BALANCE SEQUENTIAL ("AF6")
------------------------------------
        from :  CLASS ( "AF" )
         pay :  CLASS BALANCE SEQUENTIAL ("AFNN", "AF6")
------------------------------------
!
        from :  CLASS ( "AFNN" )
         pay :  CLASS INTEREST PRO_RATA  ( "AF1"; "AF2"; "AF3"; "AF4"; "AF5" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AF1"; "AF2"; "AF3"; "AF4"; "AF5" )
------------------------------------
        from :  CLASS ( "AFNN" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AF1", "AF2", "AF3", "AF4", "AF5" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "AF6" )
         pay :  SEQUENTIAL ( "AF6#1" )
------------------------------------
        from :  CLASS ( "AF1" )
         pay :  SEQUENTIAL ( "AF1#1" )
------------------------------------
        from :  CLASS ( "AF2" )
         pay :  SEQUENTIAL ( "AF2#1" )
------------------------------------
        from :  CLASS ( "AF3" )
         pay :  SEQUENTIAL ( "AF3#1" )
------------------------------------
        from :  CLASS ( "AF4" )
         pay :  SEQUENTIAL ( "AF4#1" )
------------------------------------
        from :  CLASS ( "AF5" )
         pay :  SEQUENTIAL ( "AF5#1" )
------------------------------------
        from :  CLASS ( "AV-1" )
         pay :  SEQUENTIAL ( "AV-1#1" )
------------------------------------
        from :  CLASS ( "AV-2" )
         pay :  SEQUENTIAL ( "AV-2#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "M-1" )
         pay :  SEQUENTIAL ( "M-1#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "M-2" )
         pay :  SEQUENTIAL ( "M-2#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "M-3" )
         pay :  SEQUENTIAL ( "M-3#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "M-4" )
         pay :  SEQUENTIAL ( "M-4#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "B-1" )
         pay :  SEQUENTIAL ( "B-1#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "B-2" )
         pay :  SEQUENTIAL ( "B-2#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay : CLASS COUPONCAP_SHORT PRO_RATA ( "AF1" ; "AV-1" ; "AV-2" ; "M-1" ; "M-2" ; "M-3" ; "M-4" ; "B-1" ; "B-2" )
------------------------------------
        from :  HEDGE ("CAP")
  subject to : CEILING ((HEDGE ("CAP", "OPTIMAL_PMT") - HEDGE ("CAP", "ACTUAL_PMT")))
         pay :  CLASS COUPONCAP_SHORT PRO_RATA("AV-1")
------------------------------------
        from :  HEDGE ("CAP2")
  subject to : CEILING ((HEDGE ("CAP2", "OPTIMAL_PMT") - HEDGE ("CAP2", "ACTUAL_PMT")))
         pay :  CLASS COUPONCAP_SHORT PRO_RATA("AV-2")
------------------------------------
        from :  HEDGE ("CAP")
         pay :  AS_INTEREST ("R#1")
------------------------------------
        from :  HEDGE ("CAP2")
         pay :  AS_INTEREST ("R#1")
------------------------------------
------------------------------------

       from :  CLASS ( "ROOT" )
        pay :  CLASS BALANCE SEQUENTIAL ( "B-2" )
-----------------------------------
------------------------------------

       from :  CLASS ( "ROOT" )
        pay :  CLASS BALANCE SEQUENTIAL ( "B-1" )
-----------------------------------
!
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ("R#1")
------------------------------------
   calculate : #WriteDown = MAX(0.0,
BBAL("AF6#1","AF1#1","AF2#1","AF3#1","AF4#1","AF5#1","AV-1#1","AV-2#1","M-
1#1","M-2#1","M-3#1","M-4#1","B-1#1","B-2#1") - COLL_BAL)
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B-2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B-1#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M-4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M-3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M-2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "M-1#1" )
------------------------------------
   calculate : #BondBal     =
BBAL("AF6#1","AF1#1","AF2#1","AF3#1","AF4#1","AF5#1","AV-1#1","AV-2#1","M-
1#1","M-2#1","M-3#1","M-4#1","B-1#1","B-2#1")
   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )
------------------------------------
!
 Collateral OVER
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031001    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "BALL"                                               WL    00
WAC              8.305 (     55074187.74 /     55257608.00 );     55257608.00
0.72         0.72             346:4     346:4       350 NO_CHECK
BALLOON SCHED_BOTH           168 GROUP 1
M        2     "FXD 120"                                            WL    00
WAC              6.979 (      1863747.37 /      1888706.00 );      1888706.00
0.677        0.677            117:3     117:3       120 NO_CHECK
GROUP 1
M        3     "FXD 180"                                            WL    00
WAC              7.443 (     33356093.44 /     33652757.00 );     33652757.00
0.735        0.735            177:3     177:3       180 NO_CHECK
GROUP 1
M        4     "FXD 240"                                            WL    00
WAC              7.447 (     31137742.74 /     31305686.00 );     31305686.00
0.833        0.833            237:3     237:3       240 NO_CHECK
GROUP 1
M        5     "FXD 300"                                            WL    00
WAC              7.067 (      2140966.85 /      2146607.00 );      2146607.00
0.946        0.946            298:2     298:2       300 NO_CHECK
GROUP 1
M        6     "FXD 360"                                            WL    00
WAC              7.170 (    524287099.59 /    525500839.50 );    525500839.50
0.86         0.86             357:3     357:3       360 NO_CHECK
GROUP 1
M        8     "ELIGIBLE IDXLB6MO ARM 360 24/ 6 1 / 1"              WL    00
WAC              8.500 (       121887.64 /       123200.00 );       123200.00
0.52         0.52            344:16    344:16       360 NO_CHECK ARM LIBOR_6MO
6.600     9    6 SYNC_INT            15.500           1.000           8.500
0      0                                                         GROUP 2
TEASER
M        9     "ELIGIBLE IDXLB6MO ARM 360 24/ 6 1.5/ 1.5"           WL    00
WAC              7.459 (      6835704.60 /      6873651.00 );      6873651.00
0.831        0.831            353:7     353:7       360 NO_CHECK ARM LIBOR_6MO
6.144    18    6 SYNC_INT            14.459           1.500           7.459
0      0                                                         GROUP 2
TEASER
M        10    "ELIGIBLE IDXLB6MO ARM 360 24/ 6 3 / 1"              WL    00
WAC              7.190 (    162912695.90 /    163340517.20 );    163340517.20
0.836        0.836            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.751    22    6 SYNC_INT            13.540           1.000           7.190
0      0  INIT_PERCAP     3.000                                  GROUP 2
TEASER
M        11    "ELIGIBLE IDXLB6MO ARM 360 24/ 6 3 / 1.5"            WL    00
WAC              7.392 (    113051008.72 /    113279855.00 );    113279855.00
0.86         0.86             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.410    22    6 SYNC_INT            13.392           1.500           7.388
0      0  INIT_PERCAP     3.000                                  GROUP 2
TEASER
M        12    "ELIGIBLE IDXLB6MO ARM 360 24/ 6 5.8/ 1"             WL    00
WAC              7.750 (        44139.22 /        44496.00 );        44496.00
0.52         0.52            348:12    348:12       360 NO_CHECK ARM LIBOR_6MO
5.000    13    6 SYNC_INT            14.750           1.000           7.750
0      0  INIT_PERCAP     5.750                                  GROUP 2
TEASER
M        13    "ELIGIBLE IDXLB6MO ARM 360 36/ 6 1.5/ 1.5"           WL    00
WAC              7.412 (      5679165.86 /      5711966.00 );      5711966.00
0.681        0.681            353:7     353:7       360 NO_CHECK ARM LIBOR_6MO
6.147    30    6 SYNC_INT            14.412           1.500           7.412
0      0                                                         GROUP 2
TEASER
M        14    "ELIGIBLE IDXLB6MO ARM 360 36/ 6 3 / 1"              WL    00
WAC              6.982 (     11230287.68 /     11257707.00 );     11257707.00
0.863        0.863            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.573    34    6 SYNC_INT            13.368           1.000           6.980
0      0  INIT_PERCAP     3.000                                  GROUP 2
TEASER
M        15    "ELIGIBLE IDXLB6MO ARM 360 36/ 6 4 / 1"              WL    00
WAC              7.375 (       125415.85 /       126000.00 );       126000.00
0.52         0.52             354:6     354:6       360 NO_CHECK ARM LIBOR_6MO
5.000    31    6 SYNC_INT            13.375           1.000           5.375
0      0  INIT_PERCAP     4.000                                  GROUP 2
TEASER
M        17    "IDXLB6MO ARM 360 24/ 6 1.5/ 1.5"                    WL    00
WAC              7.220 (       771919.09 /       775000.00 );       775000.00
0.52         0.52             355:5     355:5       360 NO_CHECK ARM LIBOR_6MO
6.176    20    6 SYNC_INT            14.220           1.500           7.220
0      0                                                         GROUP 3
TEASER
M        18    "IDXLB6MO ARM 360 24/ 6 2 / 1"                       WL    00
WAC              7.408 (       481285.76 /       483250.00 );       483250.00
0.643        0.643            354:6     354:6       360 NO_CHECK ARM LIBOR_6MO
6.116    19    6 SYNC_INT            14.408           1.000           7.408
0      0  INIT_PERCAP     2.000                                  GROUP 3
TEASER
M        19    "IDXLB6MO ARM 360 24/ 6 3 / 1"                       WL    00
WAC              7.272 (     33625044.52 /     33706285.00 );     33706285.00
0.807        0.807            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.749    22    6 SYNC_INT            13.551           1.000           7.276
0      0  INIT_PERCAP     3.000                                  GROUP 3
TEASER
M        20    "IDXLB6MO ARM 360 24/ 6 3 / 1.5"                     WL    00
WAC              7.287 (     13564893.70 /     13587287.00 );     13587287.00
0.85         0.85             358:2     358:2       360 NO_CHECK ARM LIBOR_6MO
6.417    23    6 SYNC_INT            13.287           1.500           7.287
0      0  INIT_PERCAP     3.000                                  GROUP 3
TEASER
M        21    "IDXLB6MO ARM 360 36/ 6 1.5/ 1.5"                    WL    00
WAC              8.186 (      1962796.46 /      1972515.00 );      1972515.00
0.817        0.817            353:7     353:7       360 NO_CHECK ARM LIBOR_6MO
6.854    30    6 SYNC_INT            15.186           1.500           8.186
0      0                                                         GROUP 3
TEASER
M        22    "IDXLB6MO ARM 360 36/ 6 3 / 1"                       WL    00
WAC              6.627 (      3850520.54 /      3858575.00 );      3858575.00
0.948        0.948            357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.255    34    6 SYNC_INT            13.291           1.000           6.627
0      0  INIT_PERCAP     3.000                                  GROUP 3
TEASER